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                                                                    Exhibit 10.5

               REAFFIRMATION OF GUARANTY AND INDEMNITY AGREEMENTS


         THIS REAFFIRMATION OF GUARANTY AND INDEMNITY AGREEMENTS (this "Agreement") dated as of June 28, 1999 is made by THE J. JILL GROUP, INC. (f/k/a DM Management Company), a Delaware corporation with a mailing address at 25 Recreation Park Drive, Hingham, Massachusetts 02043 ("DM"), and by BIRCH POND REALTY CORPORATION, a Delaware corporation (doing business in the State of New Hampshire as BPRC), with a principal place of business at 100 Birch Pond Drive, Tilton, New Hampshire 03289 ("BIRCH POND"; DM and Birch Pond are each an "INDEMNITOR" and collectively, "INDEMNITORS"), in favor of JOHN HANCOCK REAL ESTATE FINANCE, INC., a Delaware corporation, having its principal place of business at John Hancock Place, T-53, 200 Clarendon Street, Boston, Massachusetts 02116 ("JHREF").

                                   WITNESSETH:

         WHEREAS, JHREF has extended a Loan (the "LOAN") to Birch Pond in the original principal amount of $12,000,000.00; and

         WHEREAS, to evidence the Loan, JHREF is the holder of a certain Mortgage Note (the "NOTE") secured by, inter alia, a certain Mortgage, Assignment of Leases and Rents and Security Agreement dated March 1, 1999, by Birch Pond to JHREF, and recorded in the Belknap County Registry of Deeds in Book 1518 at Page 0596 (the "MORTGAGE"), as modified by a First Modification of Mortgage, Assignment of Leases and Rents and Security Agreement of even date herewith, by and between Birch Pond and JHREF, a copy of which is attached hereto as EXHIBIT A and made a part hereof (the "FIRST MODIFICATION AGREEMENT"); and

         WHEREAS, as additional consideration for the Loan as evidenced by the Note, the Indemnitors have entered into a certain Indemnity Agreement dated March 1, 1999, by and among Indemnitors and JHREF; and

         WHEREAS, as additional consideration for the Loan as evidenced by the Note, DM, as guarantor, has entered into a certain Guaranty Agreement made in favor of JHREF, and dated March 1, 1999; and

         WHEREAS, JHREF is contemporaneously herewith releasing certain of the Mortgaged Property (as defined in the Mortgage) pursuant to JHREF's execution and delivery to Birch Pond of a certain Partial Release of even date herewith, a copy of which is attached hereto as EXHIBIT B and made a part hereof;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitors hereby agree and covenant for the benefit of JHREF as follows:

1. ACKNOWLEDGMENT AND CONSENT. Indemnitors acknowledge that each of them has received and reviewed a copy of the First Modification Agreement and the Partial Release (collectively, the "DOCUMENTS") and each consents to the terms and conditions of the Documents.



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         2.  REAFFIRMATION BY INDEMNITORS. Indemnitors hereby ratify, confirm and reaffirm Indemnitors' obligations, representations, warranties, covenants, agreements and waivers contained in the Indemnity Agreement, agree that the Documents have no affect whatsoever on such obligations, representations, warranties, covenants, agreements or waivers, and further represent and warrant to JHREF that Indemnitors have no defenses to, or claims, charges or set-offs against, such obligations, representations, warranties, covenants, agreements or waivers.

         3. REAFFIRMATION BY DM. DM hereby reaffirms its obligations, representations, warranties, covenants, agreements and waivers contained in the Guaranty Agreement, agree that the Documents have no affect whatsoever on such obligations, representations, warranties, covenants, agreements or waivers, and further represents and warrants to JHREF that DM has no defenses to, or claims, charges or set-offs against, such obligations, representations, warranties, covenants, agreements or waivers.

         4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, when taken together, shall be deemed one and the same agreement.

         5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Indemnitors and their respective successors and assigns and shall inure to the benefit of and be enforceable by JHREF and its successors and assigns.

         IN WITNESS WHEREOF, the Indemnitors have duly executed this Agreement as of the date first hereinabove mentioned.

                                    THE J. JILL  GROUP,  INC.  (f/k/a DM
                                    Management Company), a Delaware corporation



                                    By: /s/ Olga L. Conley
                                       ----------------------------------------
                                           Name:  Olga L. Conley
                                           Title: Chief Financial Officer


                                    BIRCH POND REALTY CORPORATION, a
                                    Delaware corporation



                                    By: /s/ Olga L. Conley
                                      -----------------------------------------
                                           Name: Olga L. Conley
                                           Title: Treasurer and Secretary